GENERAL CONTINUING GUARANTY
                               OF
                           GUARANTORS


      In order to induce Guaranty Business Credit Corporation d/b/a Fidelity Funding ("GBCC"), a Delaware corporation, to extend and/or to continue to extend financial accommodations to Rentrak Corporation, an Oregon corporation, and 3PF.Com, Inc., a Delaware corporation (individually, a "Company" and collectively, the "Companies") pursuant to the terms and conditions of that certain Loan and Security Agreement (as the same may be amended, restated, extended, supplemented, or otherwise modified from time to time, the "Agreement"), of even date herewith, among GBCC and the Companies or pursuant to any other present or future agreement between GBCC and the Companies or either of them, and in consideration of any loans, advances, or financial accommodations heretofore or hereafter granted by GBCC to or for the account of the Companies or either of them, whether pursuant to the Agreement or otherwise, each of the undersigned Guarantors ("Guarantor"), hereby jointly and severally guarantees, promises and undertakes as follows:


          1. Guaranty of Obligations. Each Guarantor jointly and severally, unconditionally, absolutely and irrevocably guarantees and promises to pay to GBCC, on order or demand, in lawful money of the United States, any and all indebtedness, liabilities and obligations of the Companies or either of them to GBCC whether under the Agreement or otherwise (collectively, the "Obligations"). Without limiting the generality of the foregoing, each Guarantor further agrees to pay to GBCC all post-petition interest, expenses and other duties and liabilities of the Companies or either of them which would be owed by the Companies or either of them but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving the Companies. The Obligations shall include any and all advances, debts, obligations and liabilities of the Companies, heretofore, now, or hereafter made, incurred or created, whether voluntarily or involuntarily, however arising (including, without limitation, indebtedness owing by the Companies to GBCC under the Agreement, indebtedness owing by the Companies to third parties who have granted GBCC a security interest in the accounts, chattel paper and general intangibles of said third party, and any and all attorneys' fees, expenses, costs, premiums, charges and interest owed by the Companies to GBCC, whether under the Agreement, or otherwise), whether due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined, whether the Companies may be liable individually, jointly and severally, or jointly with others, whether recovery upon such indebtedness may be or hereafter becomes barred by any statute of limitations or whether such indebtedness may be or hereafter becomes otherwise unenforceable, and also shall include the Companies' prompt, full and faithful performance, observance and discharge of each and every term, condition, agreement, representation, warranty undertaking and provision to be performed by the
          Companies under the Agreement. Notwithstanding the foregoing or any other provision of this Guaranty, it is agreed and understood that no Guarantor shall be required to pay hereunder at any time more than the Maximum Guaranteed Amount. As used herein, the term "Maximum Guaranteed Amount" means as of the date of determination, the lesser of (a) the amount of the Obligations outstanding on such date and (b) the maximum amount which would not result in such Guarantor's liability under this Guaranty constituting a fraudulent transfer or fraudulent conveyance under applicable state or federal law as determined by a court of competent jurisdiction.


          2. Continuing Guaranty. This guaranty (the "Guaranty") is a continuing guaranty and shall remain effective until it has been expressly terminated pursuant to Section 14, provided, however, that, by sending written notice (by certified mail, return receipt requested) to GBCC, any Guarantor may terminate this Guaranty as to (and only as to) Obligations of the Companies under transactions having their inception after the effective date (the "Effective Termination Date") specified in such written notice, which shall be at least 90 days after GBCC's receipt of such written notice. No such termination shall affect any rights or obligations arising out of transactions having their inception prior to the Effective Termination Date, including, without limitation, any loans or advances made, or any credit granted, to the Companies after GBCC's receipt thereof pursuant to any agreement, commitment or obligation, including, without limitation, the Agreement, made or entered into by GBCC prior to the Effective Termination Date.


          3. Rights are Independent. Each Guarantor agrees that it is directly and primarily liable to GBCC, that the obligations of each Guarantor hereunder are independent of the obligations of the Companies and that a separate action or actions may be brought and prosecuted against any Guarantor, whether action is brought against the Companies or whether the Companies are joined in any such action or actions. Each Guarantor agrees that any releases which may be given by GBCC to the Company or any other Guarantor or any other guarantor or endorser of all or any part of the Obligations shall not release it from this Guaranty.


          4. Default. In the event that any bankruptcy, insolvency, receivership or similar proceeding is instituted by or against any Guarantor and/or either Company or in the event that any Guarantor or either Company becomes insolvent, makes an assignment for the benefit of creditors or attempts to effect a composition with creditors, or if there be any default under the Agreement (whether declared or not), then, at GBCC's election, without notice or demand, the obligations of each Guarantor created hereunder shall become due, payable and enforceable against each Guarantor whether or not the Obligations are then due and payable and whether or not the Obligations are enforceable against the Companies.


          5. Indemnification. Each Guarantor agrees to jointly and severally indemnify, defend and hold GBCC harmless from and against any and all obligations, demands and liabilities, by whomsoever asserted and against all losses in any way suffered, incurred or paid by GBCC as a result of or in any way arising out of, following or consequential to transactions with the Companies, whether under the Agreement or otherwise, and also agrees that this indemnification shall not be impaired by any modification, supplement, extension or amendment of any contract or agreement to which GBCC and the Companies may hereafter agree, or by any agreements or arrangements whatever with the Company or anyone else. THE FOREGOING INDEMNIFICATION SHALL APPLY WHETHER OR NOT SUCH LIABILITIES AND COSTS ARE IN ANY WAY OR TO ANY EXTENT OWED, IN WHOLE OR IN PART, UNDER ANY CLAIM OR THEORY OF STRICT LIABILITY, OR ARE CAUSED, IN WHOLE OR IN PART, BY ANY NEGLIGENT ACT OR OMISSION OF ANY KIND BY GBCC, provided only that GBCC shall not be entitled under this section to receive indemnification for that portion, if any, of any liabilities and costs proximately caused by its own individual gross negligence or willful misconduct.


          6. Consent to Modifications. Each Guarantor hereby authorizes GBCC, without notice or demand and without affecting its liability hereunder, from time to time to: (a) renew, compromise, forbear, extend, accelerate or otherwise change the time for payment or the terms of any of the Obligations, or any part thereof, including, without limitation, increasing or decreasing the rate of interest thereof or the amount of indebtedness thereunder; (b) take and hold security, guaranties, or other assurances of payment for the payment of the Obligations guaranteed hereby, and exchange, enforce, waive and release any such security;
          (c) apply such security and direct the order or manner of sale thereof as GBCC in its discretion may determine; (d) release or substitute any one or more endorsers or guarantors of all or any part of the Obligations; and (e) assign, without notice, this Guaranty in whole or in part and GBCC's rights hereunder to anyone at any time.

          Each Guarantor agrees that GBCC may do any or all of the foregoing in such manner, upon such terms, and at such times as GBCC, in its discretion, deems advisable, without, in any way or respect, impairing, effecting, reducing or releasing any Guarantor from its undertakings hereunder, and each Guarantor hereby consents to each and all of the foregoing acts, events and occurrences.


          7. No Duty to Pursue Others. It shall not be necessary for GBCC (and each Guarantor hereby waives any rights which such Guarantor may have to require
          GBCC),  in  order  to  enforce  such  payment  to   any
          Guarantor, first to (i) institute suit or exhaust its remedies against the Companies or others liable on the Obligations or any other person, (ii) enforce GBCC's rights against any security which shall ever have been given to secure the Obligations, (iii) enforce GBCC's rights against any Guarantors or any other guarantors of the Obligations, (iv) join the Companies or any others liable on the Obligations in any action seeking to enforce this Guaranty, (v) exhaust any remedies available to GBCC against any security which shall ever have been given to secure the Obligations, or (vi) resort to any other means of obtaining payment of the Obligations. GBCC shall not be required to mitigate damages or take any other action to reduce, collect or enforce the Obligations.


          8. Waiver of Notices, etc. Each Guarantor agrees to the provisions of the Agreement, and hereby waives notice of (i) any loans or advances made by GBCC to the Companies, (ii) acceptance of this Guaranty, (iii) any amendment or extension of the Agreement or of any other Obligations, (iv) the execution and delivery by the Companies and GBCC of any other loan or credit agreement or of the Companies' execution and delivery of any promissory notes or other documents in connection therewith, (v) the occurrence of any breach by the Companies or Event of Default (as defined in the Agreement and collateral documents thereto), (vi) GBCC's transfer or disposition of the Obligations, or any part thereof, (vii) sale or foreclosure (or posting or advertising for sale or foreclosure) of any collateral for the Obligations, (viii) protest, proof of non-payment or default by the Companies, or (ix) any other action at any time taken or omitted by GBCC, and, generally, all demands and notices of every kind in connection with this Guaranty, the Agreement, any documents or agreements evidencing, securing or relating to any of the Obligations and the obligations hereby guaranteed.


          9. Continuation of Guaranty. Each Guarantor hereby consents and agrees to each of the following, and agrees that each Guarantor's obligations under this Guaranty shall not be released, diminished, impaired, reduced or adversely affected by any of the following, and waives any common law, equitable, statutory or other rights (including without limitation rights to notice) which each Guarantor might otherwise have as a result of or in connection with any of the following:

          1. the invalidity, illegality or unenforceability of all or any part of the Obligations, or any document or agreement executed in connection with the Obligations, for any reason whatsoever, including without limitation the fact that (i) the Obligations, or any part thereof, exceeds the amount permitted by law, (ii) the act of creating the Obligations or any part thereof is ultra vires, (iii) the officers or representatives executing the Agreement or other documents or otherwise creating the Obligations acted in excess of their authority,
          (iv)  the  Obligations violates applicable usury  laws,
          (v) either Company has valid defenses, claims or offsets (whether at law, in equity or by agreement) which render the Obligations wholly or partially uncollectible from either Company, (vi) the creation, performance or repayment of the Obligations (or the execution, delivery and performance of any document or instrument representing part of the Obligations or executed in connection with the Obligations, or given to secure the repayment of the Obligations) is illegal, uncollectible or unenforceable, or (vii) the Agreement or other documents or instruments pertaining to the Obligations have been forged or otherwise are irregular or not genuine or authentic;

          2. any release, surrender, exchange, subordination, deterioration, waste, loss or impairment (including without limitation negligent, willful, unreasonable or unjustifiable impairment) of any collateral, property or security, at any time existing in connection with, or assuring or securing payment of, all or any part of the Obligations;

          3. the failure of GBCC or any other party to exercise diligence or reasonable care in the preservation, protection, enforcement, sale or other handling or treatment of all or any part of such collateral, property or security;

          4. the fact that any collateral, security, security interest or lien contemplated or intended to be given, created or granted as security for the repayment of the Obligations shall not be properly perfected or created, or shall prove to be unenforceable or subordinate to any other security interest or lien, it being recognized and agreed by each Guarantor that such Guarantor is not entering into this Guaranty in reliance on, or in contemplation of the benefits of, the validity, enforceability, collectibility or value of any of the collateral for the Obligations;

          5. (i) the insolvency, bankruptcy, arrangement, adjustment, composition, liquidation, disability, dissolution or lack of power of either Company or any other party at any time liable for the payment of all or part of the Obligations; (ii) any dissolution of either Company, or any sale, lease or transfer of any or all of the assets of either Company or any Guarantor, or any change in the shareholders, partners or members of either Company, or (iii) any reorganization, merger or consolidation of either Company into or with any other corporation or entity;

          6. any payment by either Company to GBCC is held to constitute a preference under bankruptcy laws, or for any reason GBCC is required to refund such payment or pay such amount to either Company or someone else; or

          7. any other action taken or omitted to be taken with respect to the Agreement, the Obligations, or the security and collateral therefore, whether or not such action or omission prejudices any Guarantor or increases the likelihood that any Guarantor will be required to pay the Obligations pursuant to the terms hereof; it is the unambiguous and unequivocal intention of each Guarantor that each Guarantor shall be obligated to pay the Obligations when due, notwithstanding any occurrence, circumstance, event, action or omission whatsoever, whether contemplated or uncontemplated, and whether or not otherwise or particularly described herein, except for the full and final payment and satisfaction of the Obligations.


          10. Waiver of Defenses. Each Guarantor hereby waives any right to assert against GBCC as a defense, counterclaim, set-off or cross-claim, any defense (legal or equitable), set-off, counterclaim or cross-claim which any Guarantor may now or any time hereafter have against the Companies and any other party liable to GBCC in any way or manner. Each Guarantor hereby waives all defenses, counterclaims and off-sets of any kind or nature, arising directly or indirectly from the present or future lack of perfection, sufficiency, validity or enforceability of the Agreement or any security interest thereunder or any Transaction Document (as defined in the Agreement).

          Each Guarantor hereby waives any defense arising by reason of any claim or defense based upon an election of remedies by GBCC, which, in any manner impairs, affects, reduces, releases, destroys or extinguishes any Guarantor's subrogation rights, rights to proceed against either Company for reimbursement, or any other rights of any Guarantor to proceed against the Companies or against any other rights of any Guarantor or against any other person or security. Each Guarantor waives all presentments, demands for performance, notices of non-performance, protests, notices of protests, notices of dishonor, notices of default, notice of acceptance of this Guaranty, and notices of the existence, creating or incurring of new or additional indebtedness, and all other notices or formalities to which Guarantor may be entitled.

          As a condition to payment or performance by any Guarantor under this Guaranty, GBCC shall not be required to, and each Guarantor hereby waives any and all rights to require GBCC to prosecute or seek to enforce any remedies against the Companies or any other party liable to GBCC on account of the Obligations or to require GBCC to seek to enforce or resort to any remedies with respect to any security interests, liens or encumbrances granted to GBCC by the Company or any other party on account of the Obligations.

          All monies or other property of any Guarantor at any time in GBCC's possession may be held by GBCC as security for any and all obligations of any Guarantor to GBCC no matter now existing or hereafter arising, whether absolute or contingent, whether due or to become due, and whether under this Guaranty or otherwise, each Guarantor also agrees that GBCC's books and records showing the account between GBCC and the Companies shall be admissible in any action or proceeding and shall be binding upon each Guarantor for the purpose of establishing the terms set forth therein and shall constitute prima facie proof thereof.


          11. No Subrogation. Insofar as each Guarantor and Companies are concerned, any payment hereunder by any Guarantor shall be deemed a contribution to the capital of Companies, and each Guarantor shall have no right of subrogation with respect hereto (including without limitation any right of subrogation under 34.04 of the Texas Business and Commerce Code). Each Guarantor hereby waives any rights to enforce any rights of
          subrogation,        contribution,        reimbursement,
          indemnification, exoneration and any other remedy which any Guarantor may have against either Company or any other person with respect to this Guaranty, the Obligations, or applicable law. Each Guarantor hereby irrevocably agrees, to the fullest extent permitted by law, that it will not exercise (and herein waives) any rights against either Company or any other person which it may acquire by way of subrogation, contribution, reimbursement, indemnification or exoneration under or with respect to this Guaranty, the Obligations or applicable law, by any payment made hereunder or otherwise. If the foregoing waivers are adjudicated unenforceable by a court of competent jurisdiction, then each Guarantor agrees that no liability or obligation of either Company that shall accrue by virtue of any right to subrogation, contribution, indemnity, reimbursement or exoneration shall be paid, nor shall any such liability or obligation be deemed owed, until all of the Obligations shall have been paid in full.


          12. Subordination. Each Guarantor hereby subordinates any and all indebtedness of the Companies or either of them to each Guarantor to the full and prompt payment and performance of all of the Obligations. Each Guarantor agrees that GBCC shall be entitled to receive payment of all Obligations prior to any Guarantor's receipt of payment of any amount of any indebtedness of the Companies to any Guarantor. Any payments on such indebtedness to any Guarantor, if GBCC so requests, shall be collected, enforced and received by each Guarantor, in trust, as trustee for GBCC and shall be paid over to GBCC on account of the Obligations, but without reducing or affecting in any manner the liability of any Guarantor under the other provisions of this Guaranty. GBCC is authorized and empowered, but not obligated, in its discretion, (a) in the name of each Guarantor, to collect and enforce, and to submit claims in respect of, any indebtedness of the Companies to any Guarantor and to apply any amounts received thereon to the Obligations, and (b) to require each Guarantor (i) to collect and enforce, and to submit claims in respect of, any indebtedness of Companies to each Guarantor and (ii) to pay any amounts received on such indebtedness to GBCC for application to the Obligations.


          13. Financial Condition of the Company. Each Guarantor is presently informed of the financial condition of the Companies and of all other circumstances which a diligent inquiry would reveal and which bear upon the risk of nonpayment of the
          Obligations. Each Guarantor hereby covenants that it will continue to keep itself informed of the Companies' financial condition and of all other circumstances which bear upon the risk of nonpayment. Each Guarantor hereby waives its right, if any, to require GBCC to disclose to each Guarantor, and GBCC is relieved of any obligation or duty to disclose to each Guarantor, any information which GBCC may now or hereafter acquire concerning such condition or circumstances.


          14. Termination. Each Guarantor's obligation under this Guaranty shall continue in full force and effect until the Companies' Obligations are fully paid, performed and discharged and GBCC gives each Guarantor written notice of that fact. The Companies' Obligations shall not be considered fully paid, performed and discharged unless and until all payments by the Companies to GBCC are no longer subject to any right on the part of any person whomsoever, including but not limited to, either Company, either Company as a debtor-in-possession, or any trustee or receiver in bankruptcy, to set aside such payments or seek to recoup the amount of such payments, or any part thereof. The foregoing shall include, by way of example and not by way of limitation, all rights to recover preferences voidable under Title 11 of the United States Code. In the event that any such payments by either Company to GBCC are set aside after the making thereof, in whole or in part, or settled without litigation, to the extent of such settlement, all of which is within GBCC's discretion, each Guarantor shall be liable for the full amount GBCC is required to repay plus costs, interest, attorneys' fees and any and all expenses which GBCC paid or incurred in connection therewith.


          15. Successors and Assigns. This Guaranty shall be binding upon the heirs, executors, legal representatives, successors and assigns of each Guarantor and shall inure to the benefit of GBCC's successors and assigns, provided that this provision shall not be construed to permit any Guarantor to assign this Guaranty or any obligations hereunder to any person or entity. The death of any Guarantor shall not terminate this Guaranty.


          16. Modifications. This Guaranty cannot be modified orally. No modification of this Guaranty shall be effective for any purpose unless it is in writing and executed by an officer of GBCC authorized to do so. All prior agreements, understandings, representations and negotiations, if any, are merged into this Guaranty.


          17. Attorneys' Fees. Each Guarantor jointly and severally agrees to pay all reasonable attorneys' fees, post-judgment interest and all other costs and out-of-pocket expenses which may be incurred by GBCC in the enforcement of this Guaranty or in any way arising out of, following, or consequential to the enforcement of either Company's Obligations, whether under this Guaranty, the Agreement, or otherwise.


          18. Limitation on Interest. GBCC and each Guarantor intend to contract in strict compliance with applicable usury law from time to time in effect, and the provisions of the Agreement limiting the interest for which each Guarantor is obligated are expressly incorporated herein by reference.


          19. GOVERNING LAW. ALL ACTS AND TRANSACTIONS HEREUNDER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED, CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, WITHOUT REFERENCE TO THE RULES THEREOF RELATING TO CONFLICTS OF LAW. EACH GUARANTOR HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS LOCATED IN DALLAS COUNTY, TEXAS, AND AGREES AND CONSENTS THAT SERVICE OF PROCESS MAY BE MADE UPON EACH GUARANTOR IN ANY LEGAL PROCEEDING RELATING TO THIS GUARANTY OR ANY OTHER RELATIONSHIP BETWEEN GBCC AND ANY GUARANTOR BY ANY MEANS ALLOWED UNDER STATE OR FEDERAL LAW. ANY LEGAL PROCEEDING ARISING OUT OF OR IN ANY WAY RELATED TO THIS GUARANTY OR ANY OTHER RELATIONSHIP
          BETWEEN GBCC AND ANY GUARANTOR SHALL BE BROUGHT AND LITIGATED EXCLUSIVELY IN ANY ONE OF THE STATE OR FEDERAL COURTS LOCATED IN DALLAS COUNTY, TEXAS, HAVING JURISDICTION. EACH GUARANTOR HEREBY WAIVES AND AGREES NOT TO ASSERT, BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE, THAT ANY SUCH PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM OR THAT THE VENUE THEREOF IS IMPROPER.


          20. Section Numbers and Headings. Section numbers and section titles have been set forth herein for convenience only; they shall not be construed to limit or extend the meaning of any part of this Guaranty.


          21. Benefit. Each Guarantor will directly benefit from GBCC's making loans to the Companies, and such benefit has a value reasonably equivalent to the obligations and liabilities incurred hereunder. The Board of Directors of each Guarantor, acting pursuant to a duly called and constituted meeting, after proper notice, or pursuant to a valid unanimous consent, has determined that this Guaranty directly or indirectly benefits each Guarantor and is in the interests of each Guarantor.


          22. Legality. The execution, delivery and performance by each Guarantor of this Guaranty and the consummation of the transactions contemplated hereunder (i) have been duly authorized by all necessary corporate and stockholder action of each Guarantor, and (ii) do not, and will not, contravene or conflict with any law, statute or regulation whatsoever to which any Guarantor is subject or constitute a default (or an event which with notice or lapse of time or both would constitute a default) under, or result in the breach of, any indenture, mortgage, deed of trust, charge, lien, or any contract, agreement or other instrument to which any Guarantor is a party or which may be applicable to any Guarantor or any of its assets, or violate any provisions of its Certificate of Incorporation, Bylaws or any other organizational document of any Guarantor; this Guaranty is a legal and binding obligation of each Guarantor and is enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to the enforcement of creditors' rights.


          23.   Organization and Good Standing.   Each  Guarantor
          (i) is, and will continue to be, a corporation duly organized and validly existing in good standing under the laws of the state of its organization as reflected in its signature block below, and (ii) possesses all requisite authority, power, licenses, permits and franchises necessary to own its assets, to conduct its business and to execute and deliver and comply with the terms of this Guaranty.


          24. Guarantor's Financial Condition. As of the date hereof, and after giving effect to this Guaranty and the contingent obligation evidenced hereby, each Guarantor is, and will be, solvent, and has and will have assets which, fairly valued, exceed its obligations, liabilities and debts, and has and will have property and assets in the State of Texas sufficient to satisfy and repay its obligations and liabilities.

          This Agreement represents the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.

     EXECUTED AND AGREED as of May __, 2000:

"GUARANTORS": FORMOVIES.COM,
a _______________ corporation



By:
   Name:
   Title:

Guarantor Address:




Guarantor Telephone Number:

Guarantor Tax ID Number:


LRC, INC.,
a ________________ corporation



By:
   Name:
   Title:

Guarantor Address:




Guarantor Telephone Number:

Guarantor Tax ID Number:


MORTCO, INC.,
a ________________ corporation



By:
   Name:
   Title:

Guarantor Address:




Guarantor Telephone Number:

Guarantor Tax ID Number:


PDF, INC.,
a ____________________ corporation



By:
   Name:
   Title:

Guarantor Address:




Guarantor Telephone Number:

Guarantor Tax ID Number:


STREAMLINED SOLUTIONS, INC.,
a _______________ corporation



By:
   Name:
   Title:

Guarantor Address:




Guarantor Telephone Number:

Guarantor Tax ID Number:


TRANSITION SPORTS, INC.,
a ___________________ corporation



By:
   Name:
   Title:

Guarantor Address:




Guarantor Telephone Number:

Guarantor Tax ID Number:




DAL 3284768.5
112:21676-23